News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $9.9 MILLION FOR

FOURTH QUARTER OF 2012 AND $36.6 MILLION FOR FULL YEAR

OLNEY, MARYLAND, January 24, 2013 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the fourth quarter of 2012 of $9.9 million ($.40 per diluted share) compared to net income of $7.3 million ($0.30 per diluted share) for the fourth quarter of 2011 and net income of $11.0 million ($0.44 per diluted share) for the third quarter of 2012.

Net income for the year ended December 31, 2012 totaled $36.6 million ($1.48 per diluted share), compared to net income of $34.1 million ($1.41 per diluted share) for the prior year, an increase of 7%.

“The solid results for the fourth quarter and the full year were a result of the combination of increased loan growth and continued improvement to our funding mix, “said Daniel J. Schrider, President and Chief Executive Officer. “Looking back on 2012, we benefited from two full quarters of the accretive effect on the net interest margin from the CommerceFirst acquisition combined with a stellar year in income from our mortgage banking activities.”

“We are committed to providing outstanding value to our clients via quality financial products delivered through a consistently high level of service that they have come to expect,” said Schrider. “Together with our strong capital and liquidity positions and improved credit quality, we believe we are well positioned for continued growth during the coming year.”

Fourth Quarter Highlights:

•	Pre-tax pre-provision income, a non-GAAP measure, was $15.7 million for the fourth quarter of 2012, a 26% increase over the fourth quarter of 2011 and a 7% decrease compared to the third quarter of 2012.

•	The net interest margin was 3.53% for the fourth quarter of 2012, compared to 3.51% for the fourth quarter of 2011 and 3.67% for the third quarter of 2012. The decrease compared to the prior quarter was due primarily to the accrual status of specific commercial loans together with declining yields in the residential construction and mortgage portfolios.

•	Non-interest income increased 8% for the quarter compared to the prior year quarter and remained virtually level compared to the third quarter of 2012. The increase over the prior year quarter was due primarily to higher income from mortgage banking activities.

•	Non-performing loans totaled $57.9 million at December 31, 2012 compared to $79.1 million at December 31, 2011 and $58.9 million at September 30, 2012. The coverage ratio of the allowance for loan and lease losses to non-performing loans increased to 74% at December 31, 2012 compared to a ratio of 62% at December 31, 2011 and 72% at September 30, 2012.

•	Total loans, excluding those acquired in the CommerceFirst acquisition, reflected a 6% increase over the prior year quarter due primarily to growth in commercial business, investor real estate and residential mortgage loans.

Review of Balance Sheet and Credit Quality

Total assets increased 7% to $4.0 billion at December 31, 2012 as compared to December 31, 2011. During the same period, total loans and leases increased 13% to $2.5 billion compared to the prior year end. This increase consisted of $155.0 million in loans from the acquisition of CommerceFirst and $136.4 million of internally-generated loan growth, primarily in the commercial loan and residential mortgage portfolios.

Customer funding sources, which include deposits and other short-term borrowings from customers, increased 9% compared to December 31, 2011. This increase was due primarily to a 25% increase in noninterest-bearing and interest-bearing checking accounts. The Company considers the growth in checking accounts to be an especially valuable metric as such accounts typically are the primary drivers of growth in multiple product banking relationships with clients. Excluding the deposits acquired in the CommerceFirst acquisition, total customer funding sources increased 5% while certificates of deposit declined 17% at December 31, 2012 compared to balances at December 31, 2011, as the Company managed its deposit mix to maintain the net interest margin.

Tangible common equity totaled $384.2 million at December 31, 2012 compared to $351.3 million at December 31, 2011 resulting in an increase in the ratio of tangible common equity to tangible assets from 9.68% at December 31, 2011 to 9.94% at December 31, 2012. This increase was due primarily to net income earned during 2012. At December 31, 2012, the Company had a total risk-based capital ratio of 15.40%, a tier 1 risk-based capital ratio of 14.15% and a tier 1 leverage ratio of 10.98%.

Non-performing loans totaled $57.9 million at December 31, 2012 compared to $79.1 million at December 31, 2011 and $58.9 million at September 30, 2012. Overall credit quality continued to improve as a result of resolution of existing problem credits and limited migration of new credits to non-performing status.

The provision for loan and lease losses was $1.2 million for the fourth quarter of 2012 compared to $2.3 million for the fourth quarter of 2011 and $0.2 million for the third quarter of 2012. The decrease in the provision for the fourth quarter of 2012 compared to the fourth quarter of 2011 was due primarily to a decline in both historical losses and the impact of non-performing loans at December 31, 2012. The increase in the provision for the fourth quarter of 2012 compared to the third quarter of 2012 was largely due to an increase in the overall size of the loan portfolio together with an increase in specific reserves on selected loans.

Loan charge-offs, net of recoveries, totaled $0.8 million for the fourth quarter of 2012 compared to net charge-offs of $2.6 million for the fourth quarter of 2011 and net charge-offs of $2.9 million for the third quarter of 2012. The allowance for loan and lease losses represented 1.70% of outstanding loans and leases and 74% of non-performing loans at December 31, 2012 compared to 2.21% of outstanding loans and leases and 62% of non-performing loans at December 31, 2011 and 1.73% of outstanding loans and leases and 72% of non-performing loans at September 30, 2012. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the fourth quarter of 2012 increased by $2.5 million or 9% compared to the fourth quarter of 2011 due to an increase in average interest-earning assets from the CommerceFirst transaction and organic growth. Combined with a lower cost deposit mix, these factors resulted in an increase in the net interest margin to 3.53% for the fourth quarter of 2012 compared to 3.51% for the fourth quarter of 2011.

Non-interest income increased $0.8 million or 8% to $12.2 million for the fourth quarter of 2012 compared to $11.4 million for the fourth quarter of 2011. This increase was driven by growth in income from mortgage banking activities of $0.9 million due to higher loan origination volumes and higher average gains on sales, both due to historically low interest rates during the quarter.

Non-interest expenses remained virtually level at $27.2 million for the fourth quarter of 2012 compared to $27.3 million in the fourth quarter of 2011. This was driven by decreases in benefits expenses, commissions on sales of investment products and incentive compensation which largely offset a 5% increase in salaries. The non-GAAP efficiency ratio improved to 60.5% for the fourth quarter of 2012 compared to 65.1% for the fourth quarter of 2011.

Net interest income for the year ended December 31, 2012 increased by $8.3 million or 7% compared to the year ended December 31, 2011 due to an increase in average earning assets resulting from organic loan growth, loans acquired in the CommerceFirst acquisition and an increased level of noninterest-bearing deposits, which more than offset lower earning asset yields. These factors, together with a decline in the cost of funds, resulted in an increase in the net interest margin to 3.60% for 2012 compared to 3.57% for 2011.

Non-interest income increased $3.5 million or 8% to $47.0 million for 2012 as compared to $43.5 million for 2011. This increase was due primarily to an increase of $2.8 million or 87% in income from mortgage banking activities due to higher volumes and increased average gains from refinancing activity. Revenue from wealth management services increased $0.3 million or 2% due primarily to higher assets under management while Visa check fees increased $0.3 million or 7% due to an increased volume of electronic transactions.

Non-interest expenses were $109.9 million for 2012 compared to $105.1 million for 2011, an increase of $4.8 million or 5%. Excluding one-time merger expenses of $2.5 million in 2012, non-interest expenses increased 2% over the prior year. This increase was driven by a 4% increase in salaries and benefits expense, excluding merger expenses, due to merit salary increases, a larger staff and higher cost of health benefits. These expenses were partially offset by a 19% decrease in FDIC insurance premiums due to a change in calculation of such premiums effective in the third quarter of 2011. The non-GAAP efficiency ratio was 60.9% for 2012 compared to 63.8% for 2011.

Conference Call

The Company’s management will host a conference call to discuss its fourth quarter and full year results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-888-317-6016. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) February 25, 2013. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10023201.

About Sandy Spring Bancorp/Sandy Spring Bank

With $4.0 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 49 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com to locate an ATM near you or for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2011, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Twelve Months Ended
	December 31,		%	December 31,		%
(Dollars in thousands, except per share data)	2012	2011	Change	2012	2011	Change
Results of Operations:
Net interest income	$30,920	$28,452	9%	$121,219	$112,946	7%
Provision for loan and lease losses	1,168	2,282	(49)	3,649	1,428	156
Non-interest income	12,247	11,370	8	46,956	43,500	8
Non-interest expenses	27,219	27,323	-	109,927	105,071	5
Income before income taxes	14,780	10,217	45	54,599	49,947	9
Net income	9,881	7,258	36	36,554	34,102	7

Pre-tax pre-provision pre-merger expense income	$15,740	$12,499	26	$60,748	$51,375	18

Return on average assets	1.01%	0.79%		0.97%	0.95%
Return on average common equity	8.14%	6.54%		7.85%	8.07%
Net interest margin	3.53%	3.51%		3.60%	3.57%
Efficiency ratio - GAAP (1)	63.06%	68.61%		65.36%	67.16%
Efficiency ratio - Non-GAAP (1)	60.54%	65.10%		60.94%	63.75%

Per share data:
Basic net income	$0.40	$0.30	33%	$1.49	$1.42	5%
Diluted net income	$0.40	0.30	33	1.48	1.41	5
Average fully diluted shares	24,971,249	24,141,084	3	24,657,149	24,149,205	2
Dividends declared per share	$0.14	0.10	40	$0.48	0.34	41
Book value per share	19.41	18.52	5	19.41	18.52	5
Tangible book value per share	15.43	14.58	6	15.43	14.58	6
Outstanding shares	24,905,392	24,091,042	3	24,905,392	24,091,042	3

Financial Condition at period-end:
Investment securities	$1,075,032	$1,164,699	(8)%	$1,075,032	$1,164,699	(8)%
Loans and leases	2,531,128	2,239,692	13	2,531,128	2,239,692	13
Interest-earning assets	3,669,175	3,452,214	6	3,669,175	3,452,214	6
Assets	3,955,206	3,711,370	7	3,955,206	3,711,370	7
Deposits	2,913,034	2,656,520	10	2,913,034	2,656,520	10
Interest-bearing liabilities	2,592,606	2,590,165	-	2,592,606	2,590,165	-
Stockholders' equity	483,512	446,109	8	483,512	446,109	8

Capital ratios:
Tier 1 leverage	10.98%	10.84%		10.98%	10.84%
Tier 1 capital to risk-weighted assets	14.15%	14.57%		14.15%	14.57%
Total regulatory capital to risk-weighted assets	15.40%	15.83%		15.40%	15.83%
Tangible common equity to tangible assets (2)	9.94%	9.68%		9.94%	9.68%
Average equity to average assets	12.35%	12.07%		12.32%	11.80%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.70%	2.21%		1.70%	2.21%
Non-performing loans to total loans	2.29%	3.53%		2.29%	3.53%
Non-performing assets to total assets	1.61%	2.25%		1.61%	2.25%
Allowance for loan and lease losses to non-performing loans	74.18%	62.46%		74.18%	62.46%
Annualized net charge-offs to average loans and leases (3)	0.13%	0.47%		0.42%	0.66%

(1)	The GAAP efficiency ratio is non-interest expenses divided by net interest income plus non-interest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization and merger expenses from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands)	2012	2011	2012	2011
Pre-tax pre-provision pre-merger expense income:
Net income	$9,881	$7,258	$36,554	$34,102
Plus non-GAAP adjustment:
Merger expenses	(208)	-	2,500	-
Income taxes	4,899	2,959	18,045	15,845
Provision for loan and lease losses	1,168	2,282	3,649	1,428
Pre-tax pre-provision pre-merger expense income	$15,740	$12,499	$60,748	$51,375

GAAP efficiency ratio:
Non-interest expenses	$27,219	$27,323	$109,927	$105,071

Net interest income plus non-interest income	$43,167	$39,822	$168,175	$156,446

GAAP Efficiency ratio	63.06%	68.61%	65.36%	67.16%

Non-GAAP efficiency ratio:
Non-interest expenses	$27,219	$27,323	$109,927	$105,071
Less non-GAAP adjustment:
Amortization of intangible assets	478	461	1,881	1,845
Merger expenses	(208)	-	2,500	-
Non-interest expenses - as adjusted	$26,949	$26,862	$105,546	$103,226

Net interest income plus non-interest income	$43,167	$39,822	$168,175	$156,446
Plus non-GAAP adjustment:
Tax-equivalent income	1,334	1,448	5,374	5,602
Less non-GAAP adjustments:
Securities gains	-	9	459	292
OTTI recognized in earnings	(14)	-	(109)	(160)
Net interest income plus non-interest income - as adjusted	$44,515	$41,261	$173,199	$161,916

Non-GAAP Efficiency ratio	60.54%	65.10%	60.94%	63.75%

Tangible common equity ratio:
Total stockholders' equity	$483,512	$446,109	$483,512	$446,109
Accumulated other comprehensive income	(11,312)	(13,248)	(11,312)	(13,248)
Goodwill	(84,808)	(76,816)	(84,808)	(76,816)
Other intangible assets, net	(3,163)	(4,734)	(3,163)	(4,734)
Tangible common equity	$384,229	$351,311	$384,229	$351,311

Total assets	$3,955,206	$3,711,370	$3,955,206	$3,711,370
Goodwill	(84,808)	(76,816)	(84,808)	(76,816)
Other intangible assets, net	(3,163)	(4,734)	(3,163)	(4,734)
Tangible assets	$3,867,235	$3,629,820	$3,867,235	$3,629,820

Tangible common equity ratio	9.94%	9.68%	9.94%	9.68%

Outstanding common shares	24,905,392	24,091,042	24,905,392	24,091,042
Tangible book value per common share	$15.43	$14.58	$15.43	$14.58

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	December 31,
(Dollars in thousands)	2012	2011
Assets
Cash and due from banks	$59,540	$49,832
Federal funds sold	466	1,006
Interest-bearing deposits with banks	26,400	21,476
Cash and cash equivalents	86,406	72,314
Residential mortgage loans held for sale (at fair value)	36,149	25,341
Investments available-for-sale (at fair value)	825,582	951,301
Investments held-to-maturity -- fair value of $222,024 and $184,167 at December 31, 2012 and 2011, respectively	215,814	178,465
Other equity securities	33,636	34,933
Total loans and leases	2,531,128	2,239,692
Less: allowance for loan and lease losses	(42,957)	(49,426)
Net loans and leases	2,488,171	2,190,266
Premises and equipment, net	48,326	48,483
Other real estate owned	5,926	4,431
Accrued interest receivable	12,392	12,898
Goodwill	84,808	76,816
Other intangible assets, net	3,163	4,734
Other assets	114,833	111,388
Total assets	$3,955,206	$3,711,370

Liabilities
Noninterest-bearing deposits	$847,415	$650,377
Interest-bearing deposits	2,065,619	2,006,143
Total deposits	2,913,034	2,656,520
Securities sold under retail repurchase agreements and federal funds purchased	86,929	143,613
Advances from FHLB	405,058	405,408
Subordinated debentures	35,000	35,000
Accrued interest payable and other liabilities	31,673	24,720
Total liabilities	3,471,694	3,265,261

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,905,392 and 24,091,042 at December 31, 2012 and 2011, respectively	24,905	24,091
Additional paid in capital	191,689	177,828
Retained earnings	255,606	230,942
Accumulated other comprehensive income	11,312	13,248
Total stockholders' equity	483,512	446,109
Total liabilities and stockholders' equity	$3,955,206	$3,711,370

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands, except per share data)	2012	2011	2012	2011
Interest Income:
Interest and fees on loans and leases	$29,410	$26,758	$115,574	$107,355
Interest on loans held for sale	254	189	841	577
Interest on deposits with banks	28	15	111	77
Interest and dividends on investment securities:
Taxable	4,142	5,314	17,951	22,096
Exempt from federal income taxes	2,368	2,431	9,392	9,363
Interest on federal funds sold	-	1	1	2
Total interest income	36,202	34,708	143,870	139,470
Interest Expense:
Interest on deposits	1,650	2,329	7,357	11,002
Interest on retail repurchase agreements and federal funds purchased	46	57	204	212
Interest on advances from FHLB	3,359	3,628	14,131	14,397
Interest on subordinated debt	227	242	959	913
Total interest expense	5,282	6,256	22,651	26,524
Net interest income	30,920	28,452	121,219	112,946
Provision for loan and lease losses	1,168	2,282	3,649	1,428
Net interest income after provision for loan and lease losses	29,752	26,170	117,570	111,518
Non-interest Income:
Investment securities gains	-	9	459	292
Total other-than-temporary impairment ("OTTI") losses	(14)	-	(109)	(178)
Portion of OTTI losses recognized in other comprehensive income, before taxes	-	-	-	18
Net OTTI recognized in earnings	(14)	-	(109)	(160)
Service charges on deposit accounts	2,197	2,394	8,910	9,527
Mortgage banking activities	1,738	824	6,032	3,228
Wealth management income	4,000	4,041	15,949	15,646
Insurance agency commissions	1,334	1,473	4,490	4,650
Income from bank owned life insurance	662	674	2,616	2,636
Visa check fees	1,043	927	3,887	3,637
Other income	1,287	1,028	4,722	4,044
Total non-interest income	12,247	11,370	46,956	43,500
Non-interest Expenses:
Salaries and employee benefits	15,405	15,433	62,509	59,625
Occupancy expense of premises	3,115	2,802	12,010	11,519
Equipment expenses	1,189	1,292	4,871	4,705
Marketing	827	727	2,651	2,389
Outside data services	836	1,092	5,019	4,159
FDIC insurance	601	698	2,573	3,187
Amortization of intangible assets	478	461	1,881	1,845
Other expenses	4,768	4,818	18,413	17,642
Total non-interest expenses	27,219	27,323	109,927	105,071
Income before income taxes	14,780	10,217	54,599	49,947
Income tax expense	4,899	2,959	18,045	15,845
Net income	$9,881	$7,258	$36,554	$34,102

Net Income Per Share Amounts:
Basic net income per share	$0.40	$0.30	$1.49	$1.42
Diluted net income per share	$0.40	$0.30	$1.48	$1.41
Dividends declared per share	$0.14	$0.10	$0.48	$0.34

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2012				2011
(Dollars in thousands, except per share data)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$37,536	$38,819	$36,898	$35,991	$36,156	$36,424	$36,435	$36,057
Interest expense	5,282	5,710	5,749	5,910	6,256	6,674	6,854	6,740
Tax-equivalent net interest income	32,254	33,109	31,149	30,081	29,900	29,750	29,581	29,317
Tax-equivalent adjustment	1,334	1,324	1,340	1,376	1,448	1,420	1,427	1,307
Provision for loan and lease losses	1,168	232	1,585	664	2,282	(3,520)	1,151	1,515
Non-interest income	12,247	12,242	11,493	10,974	11,370	11,336	10,802	9,992
Non-interest expenses	27,219	27,167	28,858	26,683	27,323	25,848	25,838	26,062
Income before income taxes	14,780	16,628	10,859	12,332	10,217	17,338	11,967	10,425
Income tax expense	4,899	5,638	3,652	3,856	2,959	6,081	3,671	3,134
Net income	$9,881	$10,990	$7,207	$8,476	$7,258	$11,257	$8,296	$7,291
Financial performance:
Pre-tax pre-provision pre-merger expense income	$15,740	$16,996	$14,642	$13,370	$12,499	$13,818	$13,118	$11,940
Return on average assets	1.01%	1.13%	0.78%	0.94%	0.79%	1.24%	0.93%	0.84%
Return on average common equity	8.14%	9.22%	6.34%	7.60%	6.54%	10.42%	8.03%	7.26%
Net interest margin	3.53%	3.67%	3.62%	3.56%	3.51%	3.53%	3.58%	3.65%
Efficiency ratio - GAAP (1)	63.06%	61.70%	69.87%	67.25%	68.61%	65.16%	66.33%	68.58%
Efficiency ratio - Non-GAAP (1)	60.54%	58.91%	61.54%	63.88%	65.10%	62.02%	62.82%	65.09%
Per share data:
Basic net income per share	$0.40	$0.44	$0.30	$0.35	$0.30	$0.47	$0.34	$0.30
Diluted net income per share	0.40	$0.44	$0.30	$0.35	$0.30	$0.47	$0.34	$0.30
Average fully diluted shares	24,971,249	24,949,205	24,423,236	24,180,501	24,141,084	24,142,137	24,130,357	24,115,906
Dividends declared per common share	$0.14	$0.12	$0.12	$0.10	$0.10	$0.08	$0.08	$0.08
Non-interest income:
Securities gains	$-	$296	$90	$73	$9	$231	$32	$20
Net OTTI recognized in earnings	(14)	(23)	(8)	(64)	-	(76)	(43)	(41)
Service charges on deposit accounts	2,197	2,230	2,283	2,200	2,394	2,444	2,437	2,252
Mortgage banking activities	1,738	1,981	1,288	1,025	824	1,141	808	455
Wealth management income	4,000	3,858	4,034	4,057	4,041	3,937	4,023	3,645
Insurance agency commissions	1,334	1,020	934	1,202	1,473	1,044	953	1,180
Income from bank owned life insurance	662	660	660	634	674	662	654	646
Visa check fees	1,043	984	962	898	927	927	949	834
Other income	1,287	1,236	1,250	949	1,028	1,026	989	1,001
Total non-interest income	$12,247	$12,242	$11,493	$10,974	$11,370	$11,336	$10,802	$9,992
Non-interest expense:
Salaries and employee benefits	$15,405	$15,476	$15,927	$15,701	$15,433	$14,892	$14,676	$14,624
Occupancy expense of premises	3,115	3,106	2,943	2,846	2,802	2,784	2,790	3,143
Equipment expenses	1,189	1,237	1,255	1,190	1,292	1,143	1,128	1,142
Marketing	827	764	565	495	727	468	709	485
Outside data services	836	1,076	1,828	1,279	1,092	1,073	999	995
FDIC insurance	601	667	653	652	698	709	736	1,044
Amortization of intangible assets	478	476	466	461	461	461	462	461
Professional fees	1,584	1,282	2,156	1,287	1,414	1,314	1,088	1,126
Other real estate owned expenses	316	174	351	64	604	383	726	699
Other expenses	2,868	2,909	2,714	2,708	2,800	2,621	2,524	2,343
Total non-interest expense	$27,219	$27,167	$28,858	$26,683	$27,323	$25,848	$25,838	$26,062

(1)	The GAAP efficiency ratio is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization and merger expenses from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2012				2011
(Dollars in thousands)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$523,364	$499,806	$472,426	$465,204	$448,662	$440,606	$445,605	$444,519
Residential construction loans	120,314	128,606	130,791	122,841	108,699	90,727	81,425	84,939
Commercial ADC loans	151,933	133,007	151,620	149,814	160,946	141,576	149,215	151,135
Commercial investor real estate loans	456,888	447,536	443,237	392,626	371,948	357,358	353,749	355,967
Commercial owner occupied real estate loans	571,510	579,711	579,812	525,022	522,076	519,837	511,271	509,215
Commercial business loans	346,708	322,087	334,040	253,827	260,327	226,528	225,624	231,448
Leasing	3,421	4,233	5,618	5,843	6,954	8,484	10,200	12,477
Consumer loans	356,990	353,999	357,534	356,215	360,080	360,287	360,831	360,349
Total loans and leases	2,531,128	2,468,985	2,475,078	2,271,392	2,239,692	2,145,403	2,137,920	2,150,049
Allowance for loan and lease losses	(42,957)	(42,618)	(45,265)	(45,061)	(49,426)	(49,720)	(55,246)	(58,918)
Investment securities	1,075,032	1,074,918	1,006,743	1,067,462	1,164,699	1,174,180	1,128,589	1,087,620
Interest-earning assets	3,669,175	3,614,310	3,584,480	3,416,136	3,452,214	3,370,360	3,322,317	3,283,819
Total assets	3,955,206	3,887,427	3,855,177	3,668,273	3,711,370	3,626,043	3,612,016	3,549,533
Noninterest-bearing demand deposits	847,415	818,674	763,566	685,770	650,377	643,169	648,605	619,905
Total deposits	2,913,034	2,880,262	2,852,055	2,681,075	2,656,520	2,640,324	2,657,861	2,599,634
Customer repurchase agreements	51,929	58,306	64,779	73,130	63,613	79,529	65,214	75,516
Total interest-bearing liabilities	2,592,606	2,560,040	2,593,501	2,508,756	2,590,164	2,517,180	2,515,053	2,495,916
Total stockholders' equity	483,512	481,810	471,464	451,917	446,109	440,791	423,684	409,076
Quarterly average balance sheets:
Residential mortgage loans	$542,095	$510,475	$488,644	$474,149	$463,754	$453,645	$455,803	$458,329
Residential construction loans	125,640	133,236	125,582	116,630	99,983	89,128	84,144	85,891
Commercial ADC loans	137,679	142,870	151,374	159,769	153,598	145,835	149,773	149,071
Commercial investor real estate loans	453,074	445,012	410,258	377,072	353,975	350,925	352,668	340,008
Commercial owner occupied real estate loans	577,693	580,994	539,590	518,763	521,212	515,185	509,273	500,875
Commercial business loans	322,501	332,364	284,271	258,099	231,773	225,041	225,646	236,949
Leasing	3,773	4,858	5,528	6,325	7,671	9,269	11,154	14,009
Consumer loans	356,452	357,135	359,008	358,783	361,888	360,875	362,098	367,261
Total loans and leases	2,518,907	2,506,945	2,364,255	2,269,590	2,193,854	2,149,903	2,150,559	2,152,393
Investment securities	1,072,278	1,038,586	1,052,502	1,086,295	1,173,418	1,168,712	1,121,325	1,054,740
Interest-earning assets	3,639,605	3,599,715	3,453,590	3,389,843	3,392,773	3,355,937	3,305,059	3,237,556
Total assets	3,908,479	3,863,951	3,708,622	3,637,674	3,647,291	3,610,219	3,566,278	3,500,807
Noninterest-bearing demand deposits	824,188	774,215	699,638	641,477	655,381	631,192	607,092	582,441
Total deposits	2,891,120	2,857,523	2,714,980	2,642,634	2,658,676	2,640,729	2,607,854	2,548,117
Customer repurchase agreements	60,941	62,693	66,674	65,195	74,267	72,646	70,313	79,067
Total interest-bearing liabilities	2,571,937	2,587,815	2,526,541	2,523,394	2,525,128	2,524,728	2,519,114	2,485,451
Total stockholders' equity	482,621	474,231	457,338	448,406	440,154	428,511	414,624	407,007
Financial Measures
Average equity to average assets	12.35%	12.27%	12.33%	12.33%	12.07%	11.87%	11.63%	11.63%
Investment securities to earning assets	29.30%	29.74%	28.09%	31.25%	33.74%	34.84%	33.97%	33.12%
Loans to earnings assets	68.98%	68.31%	69.05%	66.49%	64.88%	63.66%	64.35%	65.47%
Loans to assets	63.99%	63.51%	64.20%	61.92%	60.35%	59.17%	59.19%	60.57%
Loans to deposits	86.89%	85.72%	86.78%	84.72%	84.31%	81.26%	80.44%	82.71%
Capital measures:
Tier 1 leverage	10.98%	10.99%	11.21%	11.05%	10.84%	10.79%	10.64%	10.63%
Tier 1 capital to risk-weighted assets	14.15%	14.31%	14.12%	14.89%	14.57%	14.96%	14.75%	14.21%
Total regulatory capital to risk-weighted assets	15.40%	15.56%	15.36%	16.14%	15.83%	16.21%	16.01%	15.48%
Book value per share	$19.41	$19.35	$18.94	$18.72	$18.52	$18.31	$17.58	$16.99
Tangible book value per common share	0.00	0.00	0.00	0.00	14.58	14.35	13.93	13.64
Outstanding shares	24,905,392	24,896,136	24,886,724	24,143,985	24,091,042	24,079,204	24,095,123	24,084,423

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2012				2011
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$24	$44	$70	$40	$-	$-	$-	$-
Commercial real estate:
Commercial AD&C	-	-	342	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-	-
Commercial owner occupied real estate	209	-	-	-	-	-	-	-
Leasing	-	127	96	-	2	63	20	24
Consumer	14	18	5	89	165	373	337	169
Residential real estate:
Residential mortgage	-	116	91	167	167	2,291	3,820	4,616
Residential construction	-	-	-	-	243	-	-	2,367
Total loans and leases 90 days past due	247	305	604	296	577	2,727	4,177	7,176
Non-accrual loans and leases:
Commercial business	4,611	4,919	4,583	6,542	7,226	8,038	8,288	9,649
Commercial real estate:
Commercial AD&C	6,332	8,957	13,055	14,303	18,702	24,481	26,133	28,310
Commercial investor real estate	11,843	12,345	13,327	13,893	16,963	16,118	2,975	2,519
Commercial owner occupied real estate	13,681	13,742	15,146	16,295	14,709	11,847	13,019	12,304
Leasing	865	834	872	858	853	956	1,017	1,529
Consumer	2,410	1,607	1,651	1,700	1,786	1,478	590	720
Residential real estate:
Residential mortgage	4,681	3,644	2,600	4,818	5,722	6,081	6,295	6,652
Residential construction	3,125	3,236	4,333	4,929	5,719	5,034	5,701	5,222
Total non-accrual loans and lease	47,548	49,284	55,567	63,338	71,680	74,033	64,018	66,905
Total restructured loans - accruing	10,110	9,277	8,285	8,547	6,881	6,088	8,299	14,266
Total non-performing loans and leases	57,905	58,866	64,456	72,181	79,138	82,848	76,494	88,347
Other assets and real estate owned (OREO)	5,926	9,291	9,553	4,834	4,431	7,938	6,951	7,960
Total non-performing assets	$63,831	$68,157	$74,009	$77,015	$83,569	$90,786	$83,445	$96,307

	For the quarter ended,
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2012	2012	2012	2012	2011	2011	2011	2011
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$49,284	$55,567	$63,338	$71,680	$74,033	$64,018	$66,905	$63,327
Non-accrual balances transferred to OREO	(400)	(232)	(2,131)	-	(511)	(142)	(791)	(535)
Non-accrual balances charged-off	(979)	(3,697)	(1,663)	(4,965)	(2,758)	(1,375)	(2,112)	(2,701)
Net payments or draws	(3,852)	(6,342)	(4,149)	(5,061)	(6,724)	(4,839)	(8,016)	(2,531)
Loans placed on non-accrual	5,023	3,988	1,261	1,809	8,640	17,226	8,032	9,526
Non-accrual loans brought current	(1,528)	-	(1,089)	(125)	(1,000)	(855)	-	(181)
Balance at end of period	$47,548	$49,284	$55,567	$63,338	$71,680	$74,033	$64,018	$66,905

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$42,618	$45,265	$45,061	$49,426	$49,720	$55,246	$58,918	$62,135
Provision for loan and lease losses	1,168	232	1,585	664	2,282	(3,520)	1,151	1,515
Less loans charged-off, net of recoveries:
Commercial business	(76)	(225)	(185)	(39)	(65)	397	769	790
Commercial real estate:
Commercial AD&C	(248)	1,983	(59)	1,076	275	151	253	(137)
Commercial investor real estate	110	123	140	3,219	335	30	504	(4)
Commercial owner occupied real estate	-	653	484	-	329	45	113	-
Leasing	-	(17)	(3)	5	181	85	455	333
Consumer	384	111	228	348	352	375	713	1,091
Residential real estate:
Residential mortgage	508	253	713	420	792	751	1,319	2,095
Residential construction	151	(2)	63	-	377	172	697	564
Net charge-offs	829	2,879	1,381	5,029	2,576	2,006	4,823	4,732
Balance at end of period	$42,957	$42,618	$45,265	$45,061	$49,426	$49,720	$55,246	$58,918

Asset Quality Ratios:
Non-performing loans to total loans	2.29%	2.38%	2.60%	3.18%	3.53%	3.86%	3.58%	4.11%
Non-performing assets to total assets	1.61%	1.75%	1.92%	2.10%	2.25%	2.50%	2.31%	2.71%
Allowance for loan losses to loans	1.70%	1.73%	1.83%	1.98%	2.21%	2.32%	2.58%	2.74%
Allowance for loan losses to non-performing loans	74.18%	72.40%	70.23%	62.43%	62.46%	60.01%	72.22%	66.69%
Net charge-offs in quarter to average loans	0.13%	0.46%	0.23%	0.89%	0.47%	0.37%	0.90%	0.89%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended December 31,
	2012			2011
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$542,095	$5,278	3.93%	$463,754	$5,224	4.53%
Residential construction loans	125,640	1,076	3.41	99,983	962	3.82
Commercial ADC loans	137,679	1,866	5.39	153,598	2,006	5.18
Commercial investor real estate loans	453,074	6,242	5.48	353,975	4,977	5.53
Commercial owner occupied real estate loans	577,693	7,514	5.26	521,212	7,511	5.75
Commercial business loans	322,501	4,523	5.43	231,773	2,851	4.88
Leasing	3,773	54	5.62	7,671	131	6.83
Consumer loans	356,452	3,111	3.50	361,888	3,285	3.62
Total loans and leases (3)	2,518,907	29,664	4.71	2,193,854	26,947	4.89
Taxable securities	768,412	4,493	2.34	902,211	5,661	2.51
Tax-exempt securities (4)	303,866	3,351	4.41	271,207	3,532	5.21
Interest-bearing deposits with banks	47,954	28	0.22	24,374	15	0.25
Federal funds sold	466	-	0.22	1,127	1	0.12
Total interest-earning assets	3,639,605	37,536	4.11	3,392,773	36,156	4.24

Less: allowance for loan and lease losses	(42,741)			(51,126)
Cash and due from banks	48,803			46,121
Premises and equipment, net	48,626			48,800
Other assets	214,186			210,723
Total assets	$3,908,479			$3,647,291

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$400,175	88	0.09%	$352,244	86	0.10%
Regular savings deposits	220,814	44	0.08	188,877	41	0.09
Money market savings deposits	900,991	472	0.21	871,923	682	0.31
Time deposits	544,952	1,046	0.76	590,250	1,520	1.02
Total interest-bearing deposits	2,066,932	1,650	0.32	2,003,294	2,329	0.46
Other borrowings	64,908	46	0.28	81,387	57	0.27
Advances from FHLB	405,097	3,359	3.30	405,447	3,628	3.55
Subordinated debentures	35,000	227	2.59	35,000	242	2.77
Total interest-bearing liabilities	2,571,937	5,282	0.82	2,525,128	6,256	0.98

Noninterest-bearing demand deposits	824,188			655,381
Other liabilities	29,733			26,628
Stockholders' equity	482,621			440,154
Total liabilities and stockholders' equity	$3,908,479			$3,647,291

Net interest income and spread		$32,254	3.29%		$29,900	3.26%
Less: tax-equivalent adjustment		1,334			1,448
Net interest income		$30,920			$28,452

Interest income/earning assets			4.11%			4.24%
Interest expense/earning assets			0.58			0.73
Net interest margin			3.53%			3.51%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2012 and 2011. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.4 million in 2012 and 2011, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Twelve Months Ended December 31,
	2012			2011
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$503,963	$21,281	4.22%	$457,886	$21,971	4.80%
Residential construction loans	125,295	4,581	3.66	89,823	3,410	3.80
Commercial ADC loans	147,881	7,721	5.22	149,571	6,819	4.56
Commercial investor real estate loans	421,505	23,167	5.50	349,447	20,213	5.78
Commercial owner occupied real estate loans	554,397	30,236	5.45	511,692	30,197	5.90
Commercial business loans	299,462	16,511	5.51	229,825	11,344	4.94
Leasing	5,117	326	6.36	10,505	707	6.73
Consumer loans	357,839	12,592	3.52	363,010	13,271	3.68
Total loans and leases (3)	2,415,459	116,415	4.82	2,161,759	107,932	5.00
Taxable securities	774,030	19,254	2.49	885,023	23,471	2.65
Tax-exempt securities (4)	288,347	13,463	4.67	244,958	13,590	5.55
Interest-bearing deposits with banks	42,668	111	0.26	30,270	77	0.25
Federal funds sold	724	1	0.18	1,337	2	0.14
Total interest-earning assets	3,521,228	149,244	4.24	3,323,347	145,072	4.37

Less: allowance for loan and lease losses	(46,260)			(56,770)
Cash and due from banks	46,588			45,721
Premises and equipment, net	48,875			49,047
Other assets	209,653			220,221
Total assets	$3,780,084			$3,581,566

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$385,004	344	0.09%	$340,110	364	0.11%
Regular savings deposits	212,659	199	0.09	184,050	183	0.10
Money market savings deposits	877,546	1,943	0.22	859,608	3,547	0.41
Time deposits	566,658	4,871	0.86	611,192	6,908	1.13
Total interest-bearing deposits	2,041,867	7,357	0.36	1,994,960	11,002	0.55
Other borrowings	70,477	204	0.29	78,207	212	0.27
Advances from FHLB	405,227	14,131	3.49	405,577	14,397	3.55
Subordinated debentures	35,000	959	2.74	35,000	913	2.61
Total interest-bearing liabilities	2,552,571	22,651	0.89	2,513,744	26,524	1.06

Noninterest-bearing demand deposits	735,231			619,260
Other liabilities	26,563			25,881
Stockholders' equity	465,719			422,681
Total liabilities and stockholders' equity	$3,780,084			$3,581,566

Net interest income and spread		$126,593	3.35%		$118,548	3.31%
Less: tax-equivalent adjustment		5,374			5,602
Net interest income		$121,219			$112,946

Interest income/earning assets			4.24%			4.37%
Interest expense/earning assets			0.64			0.80
Net interest margin			3.60%			3.57%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2012 and 2011. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $5.4 million and $5.6 million in 2012 and 2011, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.